Exhibit 10.25

Execution Copy

AMENDMENT NO. 4 TO

NOTE PURCHASE AGREEMENT

(2014)

This AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is dated as of October 13, 2017, by and among Life Storage, Inc., formerly known as Sovran Self Storage, Inc., a Maryland corporation (“LSI”) and Life Storage LP, a Delaware limited partnership, formerly known as Sovran Acquisition Limited Partnership, (“LSLP, and together with LSI, the “Obligors”) and the holders of the Notes (as defined below) party hereto.  Capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Obligors issued $175,000,000 aggregate principal amount of its 4.533% Senior Guaranteed Notes, Series E, due April 8, 2024 (the “Notes”) pursuant to that certain Note Purchase Agreement dated as of April 8, 2014 among the Obligors, and each of the purchasers named on Schedule A thereto as amended by that certain Amendment No. 1 to Note Purchase Agreement (2014) dated as of June 10, 2016, Amendment No. 2 to Note Purchase Agreement dated as of June 26, 2016 and Amendment No. 3 to Note Purchase Agreement (2014) dated as of August 10, 2016 (collectively, the “Note Purchase Agreement”); and

WHEREAS, the Obligors and the noteholders party hereto desire to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein; and

WHEREAS, in accordance with Section 17.1 of the Note Purchase Agreement, the provisions of the Note Purchase Agreement being amended pursuant to Section 2 hereof may be amended with the written consent of the Obligors and the Required Holders.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Incorporation of Recitals.  The above Recitals are hereby confirmed by the parties hereto and incorporated into this Amendment in their entirety.

Section 2.Amendments to Note Purchase Agreement.  Upon the effectiveness of this Amendment, the Note Purchase Agreement is hereby amended as follows:

(a)Each reference of the Note Purchase Agreement to:

(i)“Sovran Self Storage, Inc., a Maryland corporation (“Sovran”) shall mean “Life Storage, Inc., a Maryland corporation (“LSI”) and

CHI 68580798v2

(ii)“Sovran Acquisition Limited Partnership, a Delaware limited partnership (“SALP”) shall mean “Life Storage LP, a Delaware limited partnership (“LSLP”).

(b)Section 10.3(k) of the Note Purchase Agreement shall be replaced in its entirety as follows:

(k) Investments consisting of Distributions permitted under Section 10.7 hereof; and

(c)Section 10.7 of the Note Purchase Agreement shall be replaced in its entirety as follows:

Section 10.7.  Distributions.  The Obligors will not make any Distributions if any Default or Event of Default has occurred and is continuing or would occur therefrom; provided, however, that the Obligors may at all times make Distributions with respect to any fiscal year in an aggregate amount not to exceed the minimum amount (after taking into account all available funds of LSI from all other sources) necessary in order to enable LSI to maintain its status as a REIT; and provided further that, subject to the requirements of Section 10.3(l), the Obligors will not at any time make any Distributions with respect to any period of twelve (12) consecutive months in connection with the purchase, redemption or retirement of capital stock of the Obligors that exceed $100,000,000 in the aggregate during such period unless the Obligors shall have first received written confirmation from each Rating Agency then rating the long term unsecured debt of the Obligors that the proposed Distribution will not result in such rating being withdrawn or being downgraded below “BBB-” by S&P, “Baa3” by Moody’s, “BBB-” by Fitch or below an equivalent rating by any other Rating Agency then rating the Obligors.

(d)Section 10.10 of the Note Purchase Agreement shall be replaced in its entirety as follows:

Section 10.10.  Consolidated Tangible Net Worth.  As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Tangible Net Worth to be less than the sum of (a) $1,210,000,000, plus (b) 80% of the sum of (i) the Net Cash Proceeds received by LSI in connection with any offering of stock in LSI and (ii) the aggregate value of operating units issued by LSLP in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after December 10, 2014, and on or prior to the date such determination of Consolidated Tangible Net Worth is made.

(e)Schedule B to the Note Purchase Agreement is hereby amended by replacing each of the following terms in its entirety as follows:

(i)“Holdings” means Life Storage Holdings, Inc., a Delaware corporation.

(ii)“Principal Lending Facility” means, collectively, the Bank Credit Agreement, the 2011 Note Purchase Agreement, the 2016 Note Purchase Agreement, the Public Bond Facility and any other agreement, whether now existing or existing in the future, creating or evidencing privately placed or publicly issued indebtedness for borrowed money by any Obligor.

(f)Schedule B to the Note Purchase Agreement is hereby amended by adding the following terms thereto in the appropriate alphabetical order:

(i) “2016 Note Purchase Agreement” means the Note Purchase Agreement dated as of July 21, 2016, among LSI, LSLP and the several Purchasers identified therein, as amended to date, and as may be further amended, modified, renewed, replaced, refunded or refinanced from time to time.

(ii)“Public Bond Facility” means that certain Indenture dated as of June 20, 2016 among the Obligors and Wells Fargo Bank, National Association, Trustee, as amended pursuant to a First Supplemental Indenture dated as of June 20, 1016 pursuant to which LSLP is obligated on $600,000,000 principal amount of 3.500% Senior Notes due 2026, and as such agreement may be further amended, modified, renewed, replaced, refunded or refinanced from time to time.

Section 3.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall be fully effective and binding on all the parties hereto and all holders of the Notes as of the date hereof when all of the following conditions precedent shall have been satisfied (the “Effective Date”):

(a)upon the execution and delivery of this Amendment by the Obligors and the Required Holders;

(b)the representations and warranties of the Obligors set forth in Section 6 hereof shall be true and correct on and with respect to the date of the execution and delivery of this Amendment and as of the Effective Date; and

(c)the holders shall have received fully executed copies of the following, each of which shall be in form and substance reasonably satisfactory to the Required Holders: (i) that certain Fourth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement, dated October 13, 2017, by and among the Obligors and Manufacturers and Traders Trust Company, as Administrative Agent, with respect to the Bank Credit Agreement; (ii) that certain Amendment No. 5 to Note Purchase Agreement (2011), dated the date hereof, by and among the Obligors and the holders party thereto, with respect to the Note Purchase Agreement dated as of August 5, 2011, among LSI, LSLP and the several Purchasers identified therein, as amended to date; and (iii) that certain Amendment No. 1 to Note Purchase Agreement (2016), dated the date hereof, by and among the Obligors and the holders party thereto, with respect to the Note Purchase Agreement dated as of July 21, 2016, among LSI, LSLP and the several Purchasers identified therein.

The Obligors will deliver executed or true and correct copies of this Amendment to each holder of outstanding Notes promptly following the date on which it is executed and delivered by all the necessary parties hereto.

Section 4.Ratification.  Except as specifically set forth in this Amendment, the terms of the Note Purchase Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and affirmed, in their entirety.

Section 5.Representation of Authority.  By execution and delivery of this Amendment, each party hereby represents and warrants to the other parties that the person executing this Amendment for such party is duly authorized to execute this Amendment on behalf of such party.

Section 6.Representations and Warranties of the Obligors.  To induce the Required Holders to execute and deliver this Amendment, each of the Obligors represents and warrants to the holders of the Notes that on the date hereof:

(a)Authorization, Etc.  This Amendment has been duly authorized by all necessary corporate or partnership action on the part of it, and the Note Purchase Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by it of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of a Lien in respect of any property of it under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement, limited liability company agreement or any other agreement or instrument to which it is bound or by which it or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to it or (iii) violate any provision of any statute or other rule or regulations of any Governmental Authority applicable to it.

(c)Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(e)No Fees.  It has not, nor has any Subsidiary or Affiliate of it, directly or indirectly, paid or caused to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Obligors as consideration for or as an inducement to the entering into by any such creditor of any amendment or other modification to any credit facility, the effect of which amendment or other modification is to amend or modify any provisions thereof similar to the modifications reflected in this Amendment.

Section 7.Fees of Counsel.  The Obligors shall pay the reasonable fees and disbursements of Greenberg Traurig, LLP, as special counsel for the holders of the Notes, relating to the transactions contemplated by this Amendment, as set forth in a statement delivered to the Obligors.

Section 8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 9.Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.

Section 10.Electronic Delivery.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

OBLIGORS:

LIFE STORAGE, INC.
(f/k/a Sovran Self Storage, Inc.)

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

LIFE STORAGE LP
(f/k/a Sovran Acquisition Limited Partnership)

By:	Life Storage Holdings, Inc. (f/k/a Sovran Holdings, Inc.),
its	general partner

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

The Prudential Insurance Company of America

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

PRUCO Life Insurance Company of New Jersey

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Assistant Vice President

William Penn Life Insurance Company of New York

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

The Independent Order of Foresters

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

Prudential Annuities Life Assurance Corporation

By:	PGIM, Inc. as Investment-Advisor

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

Farmers Insurance Exchange

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

Mid Century Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric R. Seward
Name:	Eric R. Seward
Title:	Vice President

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

Massachusetts Mutual Life Insurance Company

By:	Barings, LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

MassMutual Asia Limited

By:	Barings, LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

Banner life Insurance Company

By:	Barings, LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

Metropolitan Life Insurance Company

General American Life Insurance Company

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Senior Vice President and Managing Director

Brighthouse Life Insurance Company
f/k/a MetLife Insurance Company USA
and f/k/a MetLife Investors USA Insurance Company
By:	MetLife Investment Advisors, LLC, its Investment Manager

New England Life Insurance Company

By:	MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ Frank O. Monfalcone
Name:	Frank O. Monfalcone
Title:	Managing Director

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

New York life Insurance Company

By:	/s/ Kimberly Stepancic
Name:	Kimberly Stepancic
Title:	Corporate Vice President

New York life Insurance and Annuity Company

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Stepancic
Name:	Kimberly Stepancic
Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Stepancic
Name:	Kimberly Stepancic
Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Stepancic
Name:	Kimberly Stepancic
Title:	Director

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

Transamerica Life (Bermuda) Ltd

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

Transamerica Financial Life Insurance Company

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

Transamerica Premier Life Insurance

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

Pacific Life Insurance Company

By:	/s/ Richard S. Banno
Name:	Richard S. Banno
Title:	Assistant Vice President

By:	/s/ Jospeh J. Tortonelli
Name:	Jospeh J. Tortonelli
Title:	Assistant Secretary

[Signature Page - Amendment No. 4 to Note Purchase Agreement (2014 Notes)]

AMENDMENT NO. 3 TO

NOTE PURCHASE AGREEMENT

(2014)

This AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is dated as of August 10, 2016, by and among Sovran Self Storage, Inc., a Maryland corporation (“Sovran”) and Sovran Acquisition Limited Partnership, a Delaware limited partnership (“SALP, and together with Sovran, the “Obligors”) and the Required Holders.  Capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Obligors issued $175,000,000 aggregate principal amount of its 4.533% Senior Guaranteed Notes, Series E, due April 8, 2024 (the “Notes”) pursuant to that certain Note Purchase Agreement dated as of April 8, 2014 (together with all schedules, annexes and exhibits thereto, the “Note Purchase Agreement”) among the Obligors, and each of the purchasers named on Schedule A thereto; and

WHEREAS, the Borrower and the noteholders party hereto desire to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein; and

WHEREAS, in accordance with Section 17.1 of the Note Purchase Agreement, the provisions of the Note Purchase Agreement being amended pursuant to Section 2 hereof may be amended with the written consent of the Obligors and the Required Holders.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Incorporation of Recitals:  The above Recitals are hereby confirmed by the parties hereto and incorporated into this Amendment in their entirety.

Section 2.Amendments to Note Purchase Agreement.  Upon the effectiveness of this Amendment, the Note Purchase Agreement is hereby amended as follows:

(a)Section 9.4 of the Note Purchase Agreement shall be replaced in its entirety as follows:

“Section 9.4.  Existence of SALP, Sovran Holdings and Subsidiaries; Maintenance of Properties.  (a) SALP for itself and for Holdings and each Subsidiary (insofar as any such statements relate to Holdings or such Subsidiary) will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its, Holdings, and each Subsidiary’s existence as a limited partnership, corporation or another legally constituted entity, and will do or cause to be done all things necessary to preserve and keep in full force all of its, Holdings’, and each Subsidiary’s rights and franchises, and it and Holdings will not, and it will not cause or permit any Subsidiary to, convert to a limited liability company or a limited liability partnership.  SALP (i) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate owned or controlled by it or by any Subsidiary, all as in the judgment of SALP or such Subsidiary may be necessary so that the business carried on in connection therewith may be properly conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity organizational documents, (ii) will cause all of its other properties and those of Subsidiaries used or useful in the conduct of its business or the business of such Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and (iii) will, and will cause each Subsidiary to, continue to engage exclusively in the business of owning and operating self storage facilities (including the rental of trucks in connection therewith); provided that nothing in this Agreement shall prevent the Obligors from entering into Tower Leases or occasional non-material Leases of retail or office space incidental to the Obligors’ owning and operating self storage facilities; and provided, further, that nothing in this Section 9.4 shall prevent SALP from discontinuing the operation and maintenance of any of its properties or any of those of any Subsidiaries if such discontinuance is, in the judgment of SALP, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of the Obligors and their respective Subsidiaries on a consolidated basis.  Holdings shall at all times be a wholly-owned Subsidiary of Sovran and the sole general partner of SALP and shall be the owner of at least 1% of the outstanding partnership interests in SALP.

(b)Sovran will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation. Sovran will at all times maintain its status as a REIT and not take any action which could lead to its disqualification as a REIT.  Sovran shall at all times maintain its listing on the New York Stock Exchange.  Sovran will continue to operate as a fully-integrated, self-administered and self-managed real estate investment trust which, together with its Subsidiaries (including, without limitation, SALP) owns and operates an improved property portfolio comprised exclusively of self-storage facilities.  Sovran will not engage in any business other than the business of acting as a REIT and serving as a limited partner of SALP and as a member, partner or stockholder of other Persons as permitted by this Agreement.   Sovran shall conduct all or substantially all of its business operations through SALP, and shall not own real estate assets outside of its interests in SALP.  Sovran shall do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries.  Sovran shall (i) cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Sovran may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) cause SALP and each of its Subsidiaries to continue to engage exclusively in the business of owning and operating self-storage facilities (including the rental of trucks in connection therewith); provided that nothing in this Section 9.4 shall prevent Sovran from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of Sovran, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of Sovran and its Subsidiaries on a consolidated basis.”

Section 3. Effect of Amendment.  This Amendment shall be fully effective and binding on all the parties hereto and all holders of the Notes as of the date hereof upon the execution and delivery of this Amendment by the Obligors and the Required Holders (the “Effective Date”).  The Obligors will deliver executed or true and correct copies of this Amendment to each holder of outstanding Notes promptly following the date on which it is executed and delivered by all the necessary parties hereto.

Section 4. Ratification.  Except as specifically set forth in this Amendment, the terms of the Note Purchase Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and affirmed, in their entirety.

Section 5.Representation of Authority. By execution and delivery of this Amendment, each party hereby represents and warrants to the other parties that the person executing this Amendment for such party is duly authorized to execute this Amendment on behalf of such party.

Section 6.Representations and Warranties of the Obligors. To induce the Required Holders to execute and deliver this Amendment, each of the Obligors represents and warrants to the holders of the Notes that on the date hereof:

(a)Authorization, Etc.  This Amendment has been duly authorized by all necessary corporate or partnership action on the part of it, and the Note Purchase Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by it of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of a Lien in respect of any property of it under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement, limited liability company agreement or any other agreement or instrument to which it is bound or by which it or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to it or (iii) violate any provision of any statute or other rule or regulations of any Governmental Authority applicable to it.

(c)Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)No Default.  As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

(e)No Fees.  It has not, nor has any Subsidiary or Affiliate of it, directly or indirectly, paid or caused to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Obligors or any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any amendment or other modification to any credit facility, the effect of which amendment or other modification is to amend or modify any provisions thereof similar to the modifications reflected in this Amendment.

Section 7.Fees of Counsel. The Obligors shall pay the reasonable fees and disbursements of Greenberg Traurig, LLP, as special counsel for the holders of the Notes, relating to the transactions contemplated by this Amendment, as set forth in a statement delivered to the Obligors.

Section 8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than al~ but together signed by all, of the parties hereto.

Section 9.Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.

Section 10.Electronic Delivery.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

OBLIGORS:

SOVRAN SELF STORAGE, INC.

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:	Life Storage Holdings, Inc. (f/k/a Sovran Holdings, Inc.),
its general partner

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc. as Investment-Advisor

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. As its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Assistant Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

BANNER LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its
Investment Manager

METLIFE INSURANCE COMPANY USA
F/K/A METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its
Investment Manager

METLIFE INVESTORS USA INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its
Investment Manager

NEW ENGLAND LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its
Investment Manager

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Managing Director

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investment Management LLC, its
Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NYL Investment Management LLC, its
Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:	NYL Investment Management LLC, its
Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA LIFE (BERMUDA) LTD

By:	AEGON USA Investment Management,
LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management,
LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

TRANSAMERICA PREMIER LIFE INSURANCE

By:	AEGON USA Investment Management,
LLC, its investment manager

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Richard S. Banno
Name:	Richard S. Banno
Title:	Assistant Vice President

By:	/s/ Debra Cunningham
Name:	Debra Cunningham
Title:	Assistant Secretary

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

BANKERS LIFE AND CASUALTY COMPANY COLONIAL PENN LIFE INSURANCE COMPANY BANKERS CONSECO LIFE INSURANCE COMPANY

By:	40/86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Jesse E. Horsfall
Name:	Jesse E. Horsfall
Title:	Senior Vice President

[Signature Page - Amendment No. 3 to Note Purchase Agreement (2014 Notes)]

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

(2014)

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is dated as of June 10, 2016, by and among Sovran Self Storage, Inc., a Maryland corporation (“Sovran”) and Sovran Acquisition Limited Partnership, a Delaware limited partnership (“SALP, and together with Sovran, the “Obligors”) and the Required Holders.  Capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Obligors issued $175,000,000 aggregate principal amount of its 4.533% Senior Guaranteed Notes, Series E, due April 8, 2024 (the “Notes”) pursuant to that certain Note Purchase Agreement dated as of April 8, 2014 (together with all schedules, annexes and exhibits thereto, the “Note Purchase Agreement”) among the Obligors, and each of the purchasers named on Schedule A thereto; and

WHEREAS, the Borrower and the Lenders party hereto desire to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein; and

WHEREAS, in accordance with Section 17.1 of the Note Purchase Agreement, the provisions of the Note Purchase Agreement being amended pursuant to Section 2 hereof may be amended with the written consent of the Obligors and the Required Holders.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Incorporation of Recitals.  The above Recitals are hereby confirmed by the parties hereto and incorporated into this Amendment in their entirety.

Section 2.  Amendments to Note Purchase Agreement.  Upon the effectiveness of this Amendment, the Note Purchase Agreement is hereby amended as follows:

(a)Section 9.5 of the Note Purchase Agreement shall be replaced in its entirety as follows:

“Section 9.5 Additional Subsidiary Guarantors.

(a)At all times prior to either of the Obligors or any of the Obligors’ Subsidiaries becoming obligated in respect of any Capital Markets Indebtedness, the Obligors will cause (i) each of their Subsidiaries (other than Excluded Subsidiaries), including, without limitation, each of their Subsidiaries (other than Excluded Subsidiaries) first formed or acquired after the date hereof, to enter into a Subsidiary Guaranty (promptly and in any event, within 30 days after the formation or acquisition of such Subsidiary, to enter into a joinder agreement in respect of the existing Subsidiary Guaranty and deliver to the holders of Notes the other items required to be delivered under Section 9.5(c)), and (ii) each Subsidiary that had previously been an Excluded Subsidiary that ceases to be an Excluded Subsidiary to enter into a joinder agreement in respect of the Subsidiary Guaranty and deliver to the holders of Notes all of the documents required under Section 9.5(c).  In addition to, and without limiting the requirement in the immediately preceding sentence, at all times prior to the Obligor or any Subsidiary becoming obligated in respect of any Capital Markets Indebtedness, the Obligors will cause any Subsidiary which is required by the terms of any Bank Credit Agreement (or any other agreement pursuant to which Debt for borrowed money of a Obligor is outstanding) to become a party to, or otherwise guarantee, Debt outstanding under a Bank Credit Agreement or such other agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of Notes (concurrently with the incurrence of any such obligation pursuant to a Bank Credit Agreement or such other agreement) all of the documents required under Section 9.5(c).

(b)On and after the date either of the Obligors or any of the Obligors’ Subsidiaries becomes obligated in respect of any Capital Markets Indebtedness, the Obligors shall cause each of their Subsidiaries that is not already a Subsidiary Guarantor and to which any of the following conditions applies to execute and deliver to the holders of the Notes a joinder agreement in respect of the existing Subsidiary Guaranty (or if the Subsidiary Guaranty has previously been terminated because all Subsidiary Guarantors party to it have been released pursuant to Section 9.5(d) below, a Subsidiary Guaranty) and deliver to the holders of Notes the other items required to be delivered under Section 9.5(c):

(i)such Subsidiary of an Obligor Guarantees, or otherwise becomes obligated in respect of any Debt of an Obligor or any Subsidiary of an Obligor (other than an Excluded Subsidiary guaranteeing or otherwise becoming obligated in respect of the Debt of another Excluded Subsidiary); or

(ii)(A) such Subsidiary owns an Unencumbered Property and (B) such Subsidiary, or any other Subsidiary of an Obligor that directly or indirectly owns any stock or other equity interests in such Subsidiary has incurred, acquired or suffered to exist any Debt that is Recourse.

(c)Each joinder agreement in respect of the Subsidiary Guaranty or new Subsidiary Guaranty delivered by a Subsidiary of the Obligors under the immediately preceding subsections (a) and (b) shall be accompanied by each of the following:

(i)a certificate signed by an authorized, responsible officer of the Obligors making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7 hereof, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable;

(ii)a certificate of the Secretary (or other appropriate officer) of the new Subsidiary Guarantor as to due authorization, charter documents, board resolutions and the incumbency of officers;

(iii)an opinion of counsel (who may be in-house counsel for the Obligors addressed to the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty has been duly authorized, executed and delivered by such additional Subsidiary Guarantor and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Subsidiary Guarantor enforceable in accordance with its terms, except as any enforceable of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(iv)if the Intercreditor Agreement is still in effect at such time, a counterpart of the Intercreditor Agreement, signed by such Subsidiary Guarantor or, if the Intercreditor Agreement is not in effect, but an intercreditor agreement would be required at such time under the Bank Credit Agreement, a counterpart of such intercreditor agreement signed by such Subsidiary Guarantor (such Intercreditor Agreement being in form and substance reasonably satisfactory to the Required Holders, the “Future Intercreditor Agreement”); and

(v)(to the extent not already a patty to the Intercreditor Agreement or a Future Intercreditor Agreement, as the case may be) a joinder to the Intercreditor Agreement or the Future Intercreditor Agreement, as the case may be, signed by each of the holders of Debt of the Obligors which is a beneficiary of a Guaranty of such Subsidiary Guarantor; and

(d)The Obligors may request in writing that the holders of outstanding Notes release, and upon receipt of such request the holders of outstanding Notes shall release a Subsidiary Guarantor from the Subsidiary Guaranty so long as:  (i) such Subsidiary Guarantor is not required to be a party to the Subsidiary Guaranty under Section 9.5(a) or 9.5(b); (ii) no Default or Event of Default shall have occurred and be continuing at the time of such request or the effectiveness of such request; (iii) all of the representations and warranties of the Obligors contained in

Section 5 of this Agreement (other than representations and warranties which expressly speak as of a different time) shall be true and correct in all material respects at the time of such request and at the time of the effectiveness of such request; (iv) the holders of outstanding Notes shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the holders of outstanding Notes) prior to the requested date of release; and (v) if in connection with such Subsidiary Guarantor being released and discharged under any agreement pursuant to which Debt of an Obligor is outstanding, any fee or other form of consideration is given to any holder of Debt under such agreement for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith.  Delivery by the Obligors of any such request shall constitute a representation by each Obligor that the matters set forth in the preceding sentence (both as of the date of giving such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.  In the event of any such release, for purposes of Section 10.9, all Debt of such Subsidiary shall be deemed to have been incurred concurrently with such release.”

(b)Clause (ii) of Section 10.3(e) of the Note Purchase Agreement shall be replaced in its entirety as follows:

“(ii) the Obligors shall not permit any of their Subsidiaries which is not a Subsidiary Guarantor, or which does not become a Subsidiary Guarantor, or which is not a Qualified Subsidiary, to acquire any Unencumbered Property, and in all cases such Subsidiary Guarantor or Qualified Subsidiary shall be a wholly owned Subsidiary of SALP or Sovran;”

(c)Clause (e) of the definition of “Unencumbered Property” set forth in Schedule B to the Note Purchase Agreement shall be replaced in its entirety as follows:

“(e)is wholly owned by an Obligor or a Subsidiary Guarantor or Qualified Subsidiary, in each case that is a Wholly-Owned Subsidiary”

(d)Schedule B to the Note Purchase Agreement is amended by adding the following definition of “Capital Markets Indebtedness” in the appropriate alphabetical location:

““Capital Markets Indebtedness” means any Debt consisting Of bonds, debentures, notes or similar debt securities issued in (a) a public offering registered under the Securities Act or (b) a private placement to institutional investors (that are not Affiliates of the Obligor) that is resold in accordance with Rule 144A or Regulation S of the Securities Act, whether or•not it includes registration rights entitling the holders of such debt securities to registration thereof with the SEC.”

(e)Schedule B to the Note Purchase Agreement is amended by adding the following definition of “Qualified Subsidiary” in the appropriate alphabetical location:

““Qualified Subsidiary” means any Subsidiary that satisfies all of the following: (i) is not an Excluded Subsidiary, (ii) is not a Subsidiary Guarantor, (iii) is organized and domiciled in the United States, (iv) it does not have, and no other Subsidiary that directly or indirect1y owns. any equity interests of such Subsidiary (each an “Indirect Owner”) has,•any outstanding Debt that is Recourse, (v) is not, and no Indirect Owner is, subject to any proceedings under any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction and (vi) none of the equity interests of such Subsidiary or any Indirect Owner are subject to any Liens.”

Section 3.Effect of Amendment.  This Amendment shall be fully effective and binding on all the parties hereto and all holders of the Notes as of the date hereof upon the execution and delivery of this Amendment by the Obligors and the Required Holders (the “Effective Date”).  The Obligors will deliver executed or true and correct copies of this Amendment to each holder of outstanding Notes promptly following the date on which it is executed and delivered by all the necessary parties hereto.

Section 4. Ratification.  Except as specifically set forth in this Amendment, the terms of the Note Purchase Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and affirmed, in their entirety.

Section 5. Representation of Authority. By execution and delivery of this Amendment, each party hereby represents and warrants to the other parties that the person executing this Amendment for such party is duly authorized to execute this Amendment on behalf of such party.

Section 6. Representations and Warranties of the Obligors.  To induce the Required Holders to execute and deliver this Amendment, each of the Obligors represents and warrants to the holders of the Notes that on the date hereof:

(a)Authorization, Etc.  This Amendment has been duly authorized by all necessary corporate or partnership action on the part of it, and the Note Purchase Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by it of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of a Lien in respect of any property of it under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement, limited liability company agreement or any other agreement or instrument to which it is bound or by which it or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to it or (iii) violate any provision of any statute or other rule or regulations of any Governmental Authority applicable to it.

(c)Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)No Default.  As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

(e)No Fees.  It has not, nor has any Subsidiary or Affiliate of it, directly or indirectly, paid or caused to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Obligors or any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any amendment or other modification to any credit facility, the effect of which amendment or other modification is to amend or modify any provisions thereof similar to the modifications reflected in this Amendment.

Section 7.Fees of Counsel.  The Obligors shall pay the reasonable fees and disbursements of Greenberg Traurig, LLP, as special counsel for the holders of the Notes, relating to the transactions contemplated by this Amendment, as set forth in a statement delivered to the Obligors.

Section 8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 9. Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.

Section 10. Electronic Delivery.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpru.t of this Amendment to be duly executed and delivered as of the date hereof.

OBLIGORS:

SOVRAN SELF STORAGE, INC.

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:	Sovran Holdings, Inc., its general partner

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Assistant Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc. as Investment-Advisor

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. As its General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as General Partner)

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

BANNER LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Managing Director

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Managing Director

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Managing Director

METLIFE INVESTORS USA INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills
Name:	John A. Wills
Title:	Managing Director

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI30C)

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:	NYL Investment Management LLC, its Investment Manager

By:	/s/ Kimberly Hvisch
Name:	Kimberly Hvisch
Title:	Director

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA LIFE (BERMUDA) LTD

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

TRANSAMERICA PREMIER LIFE INSURANCE

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Richard S. Banno
Name:	Richard S. Banno
Title:	Assistant Vice President

By:	/s/ Joseph J. Tortorelli
Name:	Joseph J. Tortorelli
Title:	Assistant Secretary

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

BANKERS LIFE AND CASUALTY COMPANY COLONIAL PENN LIFE INSURANCE COMPANY BANKERS CONSECO LIFE INSURANCE COMPANY

By:	40/86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Jesse E. Horsfall
Name:	Jesse E. Horsfall
Title:	Senior Vice President

[Signature Page- Amendment No. 1 to Note Purchase Agreement (2014 Notes)]